Exhibit 10.57

ASSIGNMENT AGREEMENT

This Assignment Agreement, dated as of May 3, 2022 (this “Agreement”), is entered into by and between Cibus Global, LLC, a Delaware limited liability company (“Contributor”) and Cibus Charitable Foundation, Inc., a Delaware non-stock, nonprofit corporation (“Contributee”). Contributor and Contributee are sometimes referred to individually as a “Party” and collectively as the “Parties”. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Contribution Agreement (as defined below).

RECITALS

WHEREAS, each of Contributor and Contributee are parties to that certain Contribution and Assignment Agreement, dated as of May 3, 2022 (the “Contribution Agreement”), by and between among Contributor and Contributee; and

WHEREAS, pursuant to the Contribution Agreement, Contributor has agreed to contribute and assign, and Contributee has agreed to acquire and accept, certain assets of Contributor.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

Assignment. Contributor hereby conveys, contributes and assigns to Contributee all of Contributor’ legal, beneficial, and other right, title, benefit, privileges, and interest in and to the Contributed Interest, all in accordance with the terms and conditions of the Contribution Agreement (the “Assignment”) and Contributee hereby accepts the Assignment.

Terms of Contribution Agreement. Nothing contained herein will itself change, amend, extend, or alter (nor should it be deemed or construed as changing, amending, extending, or altering) the terms or conditions of the Contribution Agreement in any manner whatsoever. This instrument does not create or establish rights, liabilities or obligations not otherwise created or existing under or pursuant to the Contribution Agreement. Contributor acknowledges and agrees that the representations, warranties, covenants, agreements, and indemnities contained in the Contribution Agreement will not be superseded hereby but will remain in full force and effect to the full extent provided therein. In the event of any conflict or inconsistency between the terms of the Contribution Agreement and the terms of this Agreement, the terms of the Contribution Agreement will govern.

Governing Law; Venue; Waiver of Jury Trial. THE RIGHTS AND DUTIES OF THE PARTIES UNDER THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. CONTRIBUTEE AND CONTRIBUTOR EACH AGREE THAT ANY JUDICIAL PROCEEDING BROUGHT AGAINST IT WITH RESPECT TO ANY CLAIM RELATED TO THIS ASSIGNMENT AGREEMENT MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN THE CITY OF NEW YORK AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO

THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH A COURT IS AN INCONVENIENT FORUM. EACH PARTY HERETO WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 7.3 OF THE CONTRIBUTION AGREEMENT, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED ON THE THIRD BUSINESS DAY AFTER SUCH SERVICE IS DEPOSITED IN THE MAIL. ANY JUDICIAL PROCEEDING BY A PARTY HERETO INVOLVING ANY CLAIM RELATED TO THIS ASSIGNMENT AGREEMENT SHALL BE BROUGHT ONLY IN A COURT LOCATED IN THE CITY AND STATE OF NEW YORK. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH IT IS A PARTY INVOLVING ANY CLAIM RELATED TO THIS ASSIGNMENT AGREEMENT.

Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

Further Assurances. Each Party hereby agrees that it will, at any time and from time to time after the date hereof, and without further consideration, take all such further actions, and execute and deliver all such further instruments or documents, as may be reasonably requested by the other Party to effectuate the purposes of this Agreement.

Successors and Assigns. All of the terms, agreements, covenants, and conditions of this Agreement will be binding upon, and inure to the benefit of and are enforceable by, the Parties and their respective successors and, to the extent of any assignment permitted under the following sentence, their respective permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder other than as expressly permitted under Section 7.2 of the Contribution Agreement.

Amendments and Waivers. No amendment, modification, waiver, replacement, termination, or cancellation of any provision of this Agreement will be valid, unless the same will be in writing and signed by Contributee and Contributor.

Headings. The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Agreement as of this date first set forth above.

CONTRIBUTOR:		CONTRIBUTEE:

CIBUS GLOBAL, LLC		CIBUS CHARITABLE FOUNDATION, INC.

By:	/s/ Peter Beetham	By:	/s/ Rory Riggs
Name:	Peter Beetham	Name:	Rory Riggs
Title:	President	Title:	President

Assignment Agreement